EXHIBIT 99.1


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                                                        EXECUTION COPY


                     AMENDED AND RESTATED TRUST AGREEMENT

                                    between

                      MORGAN STANLEY ABS CAPITAL II INC.,
                                 as Depositor

                                      and

                           WILMINGTON TRUST COMPANY,
                               as Owner Trustee

                          Dated as of March 31, 2004

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
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                                                  TABLE OF CONTENTS

                                                                                                               Page
                                                      ARTICLE I

                                                     DEFINITIONS

Section 1.01.       Capitalized Terms.............................................................................1
Section 1.02.       Other Definitional Provisions.................................................................4

                                                     ARTICLE II

                                                    ORGANIZATION

Section 2.01.       Name..........................................................................................5
Section 2.02.       Office........................................................................................5
Section 2.03.       Purposes and Powers...........................................................................5
Section 2.04.       Appointment of Owner Trustee..................................................................6
Section 2.05.       Initial Capital Contribution of Trust Estate..................................................6
Section 2.06.       Declaration of Trust..........................................................................6
Section 2.07.       Characterization of the Trust for Tax Purposes................................................6
Section 2.08.       Liability of Certificateholders...............................................................7
Section 2.09.       Title to Trust Property.......................................................................7
Section 2.10.       Situs of Trust................................................................................7
Section 2.11.       Representations, Warranties and Covenants of the Depositor....................................7
Section 2.12.       Federal Income Tax Allocations................................................................8

                                                     ARTICLE III

                                    TRUST CERTIFICATES AND TRANSFER OF INTERESTS

Section 3.01.       Initial Ownership.............................................................................8
Section 3.02.       The Trust Certificates........................................................................9
Section 3.03.       Execution, Authentication and Delivery of Trust Certificates..................................9
Section 3.04.       Registration of Transfer and Exchange of Trust Certificates...................................9
Section 3.05.       Mutilated, Destroyed, Lost or Stolen Trust Certificates......................................11
Section 3.06.       Persons Deemed Owners........................................................................11
Section 3.07.       Access to List of Certificateholders' Names and Addresses....................................11
Section 3.08.       Maintenance of Office or Agency..............................................................12
Section 3.09.       Appointment of Paying Agent..................................................................12
Section 3.10.       Definitive Trust Certificates................................................................13



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                                                     ARTICLE IV

                                              ACTIONS BY OWNER TRUSTEE

Section 4.01.       Prior Notice with Respect to Certain Matters.................................................13
Section 4.02.       Action by Certificateholders with Respect to Certain Matters.................................15
Section 4.03.       Restrictions on Certificateholders' Power....................................................15
Section 4.04.       Majority Control.............................................................................15

                                                      ARTICLE V

                                     APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01.       Establishment of Trust Account...............................................................15
Section 5.02.       Application of Trust Funds...................................................................16
Section 5.03.       Method of Payment............................................................................17
Section 5.04.       No Segregation of Moneys; No Interest........................................................17
Section 5.05.       Accounting and Reports to Certificateholders, the Internal Revenue Service and Others........17
Section 5.06.       Signature on Returns; Tax Matters Partner....................................................18

                                                     ARTICLE VI

                                        AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01.       General Authority............................................................................18
Section 6.02.       General Duties...............................................................................18
Section 6.03.       Action upon Instruction......................................................................18
Section 6.04.       No Duties Except as Specified in this Agreement or in Instructions...........................19
Section 6.05.       No Action Except Under Specified Documents or Instructions...................................20
Section 6.06.       Restrictions.................................................................................20
Section 6.07.       Administrative Duties........................................................................20

                                                     ARTICLE VII

                                            CONCERNING THE OWNER TRUSTEE

Section 7.01.       Acceptance of Trusts and Duties..............................................................24
Section 7.02.       Furnishing of Documents......................................................................25
Section 7.03.       Representations and Warranties...............................................................25
Section 7.04.       Reliance; Advice of Counsel..................................................................26
Section 7.05.       Not Acting in Individual Capacity............................................................26
Section 7.06.       Owner Trustee Not Liable for Trust Certificates or for Receivables...........................26
Section 7.07.       Owner Trustee May Own Trust Certificates and Notes...........................................27
Section 7.08.       Doing Business in Other Jurisdictions........................................................27
Section 7.09.       Paying Agent, Certificate Registrar and Authenticating Agent.................................27



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                                                    ARTICLE VIII

                                            COMPENSATION OF OWNER TRUSTEE

Section 8.01.       Owner Trustee's Fees and Expenses............................................................28
Section 8.02.       Indemnification..............................................................................28
Section 8.03.       Payments to the Owner Trustee................................................................28

                                                     ARTICLE IX

                                           TERMINATION OF TRUST AGREEMENT

Section 9.01.       Termination of Trust Agreement...............................................................28

                                                      ARTICLE X

                               SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01.      Eligibility Requirements for Owner Trustee...................................................30
Section 10.02.      Resignation or Removal of Owner Trustee......................................................30
Section 10.03.      Successor Owner Trustee......................................................................31
Section 10.04.      Merger or Consolidation of Owner Trustee.....................................................31
Section 10.05.      Appointment of Co-Trustee or Separate Trustee................................................31

                                                     ARTICLE XI

                                                    MISCELLANEOUS

Section 11.01.      Supplements and Amendments...................................................................33
Section 11.02.      No Legal Title to Trust Estate in Certificateholders.........................................34
Section 11.03.      Limitations on Rights of Others..............................................................34
Section 11.04.      Notices......................................................................................34
Section 11.05.      Severability.................................................................................34
Section 11.06.      Separate Counterparts........................................................................35
Section 11.07.      Successors and Assigns.......................................................................35
Section 11.08.      Covenants of the Depositor...................................................................35
Section 11.09.      No Petition..................................................................................35
Section 11.10.      No Recourse..................................................................................35
Section 11.11.      Headings.....................................................................................35
Section 11.12.      GOVERNING LAW................................................................................35
Section 11.13.      Trust Certificate Transfer Restrictions......................................................35
Section 11.14.      Sarbanes-Oxley...............................................................................36
Section 11.15.      Acceptance of Terms of Agreement.............................................................36



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EXHIBITS
Exhibit A           Form of Trust Certificate...................................................................A-1
Exhibit B           Form of Transfer Certificate................................................................B-1
Exhibit C           Form of Investment Letter...................................................................C-1
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          This AMENDED AND RESTATED TRUST AGREEMENT, dated as of March 31,
2004, is between MORGAN STANLEY ABS CAPITAL II INC., a Delaware corporation, as depositor (the "Depositor"), and WILMINGTON TRUST COMPANY, a Delaware
banking corporation, as owner trustee (the "Owner Trustee").

          WHEREAS, the Owner Trustee and the Depositor entered into a Trust
Agreement dated as of March 31, 2004 (the "Original Trust Agreement"); and

          WHEREAS, the Original Trust Agreement is being amended and restated as of March 31, 2004;

          NOW, THEREFORE, the Depositor and the Owner Trustee hereby agree that the Original Trust Agreement shall be amended and restated as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01  Capitalized Terms. For all purposes of this
Agreement, the following terms shall have the meanings set forth below:

          "Agreement" shall mean this Amended and Restated Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Bankruptcy Action" shall have the meaning assigned to such term in
Section 4.01.

          "Basic Documents" means the Sale and Servicing Agreement, the
Indenture, this Agreement, the Assignment, Assumption and Recognition
Agreement and other documents (including any Letter of Representations with The Depository Trust Company) and certificates delivered in connection therewith.

          "Benefit Plan" shall have the meaning assigned to such term in
Section 11.13.

          "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.01.

          "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit A to the Original Trust Agreement.

          "Certificate Register" and "Certificate Registrar" shall mean the register mentioned in and the registrar appointed pursuant to Section 3.04.

          "Class A-1 Notes" shall mean the 1.33% Asset Backed Notes, Class
A-1, issued pursuant to the Indenture.

          "Class A-2 Notes" shall mean the 1.92% Asset Backed Notes, Class
A-2, issued pursuant to the Indenture.

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          "Class A-3 Notes" shall mean the 2.64% Asset Backed Notes, Class
A-3, issued pursuant to the Indenture.

          "Class A-4 Notes" shall mean the 3.33% Asset Backed Notes, Class
A-4, issued pursuant to the Indenture.

          "Class B Notes" shall mean the 3.05% Asset Backed Notes, Class B, issued pursuant to the Indenture.

          "Class C Notes" shall mean the 2.88% Asset Backed Notes, Class C, issued pursuant to the Indenture.

          "Class D Notes" shall mean the 5.50% Asset Backed Notes, Class D, issued pursuant to the Indenture.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

          "Corporate Trust Office" shall mean, with respect to the Owner
Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware
19890-0001, Attention: Corporate Trust Administration, or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address (which shall be in the State of Delaware) designated by such successor Owner Trustee by notice to the Certificateholders and the Depositor.

          "Depositor" shall mean Morgan Stanley ABS Capital II Inc., and its successors, in its capacity as depositor hereunder.

          "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

          "ERISA" shall mean the Employee Retirement Income Security Act of
1974, as amended.

          "Expenses" shall have the meaning assigned to such term in Section
8.02.

          "Holder" or "Certificateholder" shall mean a Person in whose name a Trust Certificate is registered.

          "Indemnified Parties" shall have the meaning assigned to such term in Section 8.02.



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          "Indenture" shall mean the Indenture, dated as of March 31, 2004 between the Trust and Wells Fargo Bank, National Association, as Indenture
Trustee, as amended, supplemented or otherwise modified from time to time.

          "Indenture Trustee" shall mean Wells Fargo Bank, National
Association, a national banking association, not in its individual capacity, but as Indenture Trustee under the Indenture, or any successor Indenture
Trustee under the Indenture.

          "Investment Letter" shall have the meaning assigned to such term in
Section 3.04.

          "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the
Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes.

          "Original Trust Agreement" has the meaning set forth in the recitals.

          "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

          "Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.09 and shall initially be Wells Fargo Bank, National Association.

          "Percentage Interest" means, as to any Trust Certificate, the percentage interest, specified on the face thereof, in the distributions on the Trust Certificates pursuant to this Agreement.

          "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

          "Rating Agency" shall have the meaning set forth in the Sale and Servicing Agreement.

          "Rating Agency Condition" shall have the meaning set forth in the Sale and Servicing Agreement.

          "Record Date" shall mean, with respect to any Distribution Date, the last day of the month preceding such Distribution Date.

          "Sale and Servicing Agreement" shall mean the Sale and Servicing
Agreement dated as of March 31, 2004, among the Trust, as issuer, the Depositor, Morgan Stanley Asset Funding, Inc., as seller, The Huntington
National Bank, as servicer, and Wells Fargo Bank, National Association, as indenture trustee, as the same may be amended, supplemented or otherwise modified from time to time.

          "Secretary of State" shall mean the Secretary of State of the State of Delaware.



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          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Similar Law" means any foreign, federal, state or local law with provisions substantially similar to Title I of ERISA or Section 4975 of the Code.

          "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the
Delaware Code, 12 Del. Code ss.ss. 3801 et seq., as the same may be amended from time to time.

          "Treasury Regulations" shall mean regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury
Regulations.

          "Trust" shall mean Morgan Stanley Auto Loan Trust 2004-HB1 formed by the Original Trust Agreement.

          "Trust Certificate" shall mean a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form attached hereto as Exhibit A.

          "Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account, and all other property of the Trust from time to time, including any rights of the Owner
Trustee and the Trust pursuant to the Sale and Servicing Agreement.

          Section 1.02  Other Definitional Provisions.

          (a) Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are



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references to Sections and Exhibits in or to this Agreement unless otherwise specified; "or" includes "and/or"; and the term "including" shall mean
"including without limitation".

          (e) The definitions contained in this Agreement are applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

          (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                 ORGANIZATION

          Section 2.01 Name. The Trust heretofore created and continued hereby is known as "Morgan Stanley Auto Loan Trust 2004-HB1," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

          Section 2.02 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

          Section 2.03 Purposes and Powers. The purpose of the Trust is to engage in the following activities and the Owner Trustee acting on behalf of the Trust shall have the power and authority:

          (a) to issue the Notes pursuant to the Indenture and the Trust
Certificates pursuant to this Agreement and to sell the Notes and the Trust
Certificates, in each case in accordance with the Basic Documents;

          (b) with the proceeds of the sale of the Notes and the Trust
Certificates, to purchase or otherwise acquire the Receivables, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance of such proceeds to the Depositor pursuant to the Sale and Servicing Agreement;

          (c) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing
Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

          (d) to enter into and perform its obligations under the Basic
Documents to which it is to be a party;



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          (e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (f) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

          The Owner Trustee acting on behalf of the Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

          Section 2.04 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

          Section 2.05  Initial Capital Contribution of Trust Estate. The
Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner
Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

          Section 2.06 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust.

          Section 2.07  Characterization of the Trust for Tax Purposes.
(a) It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes: (1) if there is one beneficial owner of the Trust Certificates, the Trust shall be treated as a grantor trust or as a disregarded entity, and (2) if there is more than one beneficial owner of the Trust Certificates, the Trust shall be treated as a grantor trust (or to the extent required, as a partnership) for income and franchise tax purposes. If the Trust is required to be treated as a partnership for tax purposes, the assets of the partnership will be the Receivables and other assets held by the Trust, the partners of the partnership will be the Certificateholders and any Class of Notes treated as equity for tax purposes, and the Notes (other than any Class treated as equity for tax purposes) will be treated as debt for tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust and to the extent applicable, the Certificateholders, will file or cause to be filed annual or other returns, reports and other forms consistent with the



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characterization of the Trust provided in the preceding sentence for such tax purposes and will not take any position contrary to this characterization in any federal or state tax filings.

          (b) The Owner Trustee shall not file or join in, and each Certificateholder by acceptance of its Trust Certificates agrees that it shall not file or join in, an election to treat the Trust as an association taxable as a corporation for tax purposes.

          Section 2.08  Liability of Certificateholders. The
Certificateholders (including the Depositor or any Affiliate thereof) shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

          Section 2.09 Title to Trust Property. Subject to the Indenture, legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner
Trustee, a co-trustee or a separate trustee, as the case may be.

          Section 2.10 Situs of Trust. The Trust will be located in the State of Delaware and administered in the State of Delaware or the State of New York. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The
Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate
Trust Office in the State of Delaware.

          Section 2.11  Representations, Warranties and Covenants of the
Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

          (a) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

          (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to transfer and assign the property to be transferred and assigned to and deposited with the Trust and the Depositor has duly authorized such transfer and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.



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          (d) The Depositor has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the
Depositor, enforceable against the Depositor, in accordance with its terms.

          (e) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or the by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound;
nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          (f) There are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or
(iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

          (g) The representations and warranties of the Depositor in Section
3.02 of the Sale and Servicing Agreement are true and correct.

          Section 2.12 Federal Income Tax Allocations. If the Trust is required to be treated as a partnership for tax purposes, net income and loss of the Trust for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated among the partners (as delivered pursuant to
Section 2.07 hereof) as of the first day following the Record Date, in proportion to their percentage ownership interest on the Record Date.

          The tax matters partner is authorized to modify the allocations in this Section 2.12 if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss of the partners, or as otherwise required by the Code.

                                  ARTICLE III

                 TRUST CERTIFICATES AND TRANSFER OF INTERESTS

          Section 3.01 Initial Ownership. Upon the formation of the Trust by the execution of the Original Trust Agreement and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Trust.



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          Section 3.02  The Trust Certificates.

          (a) The Trust Certificates shall be issued in minimum denominations of a one percent (1%) Percentage Interest in the Trust. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement and shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

          (b) A transferee of a Trust Certificate, if any, shall become a Certificateholder, shall become bound by this Agreement and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to Section 3.04.

          Section 3.03  Execution, Authentication and Delivery of Trust
Certificates. On the Closing Date, the Owner Trustee shall cause the Trust
Certificates in an aggregate Percentage Interest equal to 100% to be executed on behalf of the Trust and authenticated by the Owner Trustee on behalf of the Trust and delivered to or upon the written order of the Depositor, without further action by the Depositor, in authorized denominations. No Trust
Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit
A, executed by the Owner Trustee or Wells Fargo Bank, National Association, as the Owner Trustee's authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Trust
Certificate shall have been duly authenticated and delivered hereunder. All
Trust Certificates shall be dated the date of their authentication.

          When a Trust Certificate is duly executed and issued by the Owner
Trustee and duly authenticated in accordance with this Agreement, the Trust
Certificate will be fully paid, validly issued, nonassessable and entitled to the benefits of this Agreement.

          Section 3.04  Registration of Transfer and Exchange of Trust
Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. Wells Fargo
Bank, National Association shall be the initial Certificate Registrar.

          The Trust Certificates have not been and will not be registered under the Securities Act and will not be listed on any exchange. No transfer of a Trust Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities
Act and such laws, the Holder desiring to effect such



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transfer and such Holder's prospective transferee shall each certify to the
Owner Trustee or the Certificate Registrar and the Depositor in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit
B and Exhibit C (the "Investment Letter"). Except in the case of a transfer as to which the proposed transferee has provided an Investment Letter with respect to a Rule 144A transaction, there shall also be delivered to the Owner
Trustee or the Certificate Registrar and the Depositor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities
Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate Registrar or the Indenture Trustee (unless it is the transferee from whom such opinion is to be obtained) or of the Depositor or the Seller; provided, that such Opinion of Counsel in respect of the applicable state securities laws may be a memorandum of law rather than an opinion if such counsel is not licensed in the applicable jurisdiction. Upon request, the Owner Trustee shall provide to any Holder of a Trust Certificate and any prospective transferee designated by any such Holder information regarding the Trust Certificates and the Receivables and such other information which is in the possession of the Owner Trustee or which can be obtained by the Owner Trustee without undue burden or expense in order to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Trust Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.
Each Holder of a Trust Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, the Indenture Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

          All transfers of Trust Certificates shall be subject to the transfer restrictions described in Section 11.13 of this Agreement. Furthermore, no transfer of a Trust Certificate shall be made to any Person unless the Owner
Trustee or the Certificate Registrar and the Depositor have received a certificate in the form of paragraphs 3 and 4 to the Investment Letter attached hereto as Exhibit C from such Person to the effect that such Person is not a Benefit Plan.

          Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver (or shall cause Wells Fargo Bank, National Association as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust
Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

          Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the related Certificateholder or such Certificateholder's attorney duly authorized in writing. Each Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.



                                      10

          No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

          The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of fifteen (15) days preceding the due date for any payment with respect to the Trust Certificates.

          Notwithstanding anything contained herein to the contrary, neither the Certificate Registrar nor the Owner Trustee shall be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act, the Securities Act of 1934, as amended, applicable state securities law or the Investment Company Act of 1940, as amended; provided, however, that if a certificate or opinion is specifically required to be delivered to the Owner Trustee or the Certificate Registrar by a purchaser or transferee of a Trust Certificate, the Owner Trustee shall be under a duty to examine the same to determine whether it conforms to the requirements of this Trust Agreement and shall promptly notify the party delivering the same if such certificate or opinion does not so conform.

          Section 3.05 Mutilated, Destroyed, Lost or Stolen Trust Certificates. If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of written notice that such Trust Certificate has been acquired by a protected purchaser, the Owner Trustee, on behalf of the Trust, shall execute and the Owner Trustee or Wells Fargo Bank, National Association, as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

          Section 3.06 Persons Deemed Owners. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

          Section 3.07 Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Paying Agent and the Depositor, within fifteen (15) days after receipt by the Owner Trustee of a written request therefor from the Servicer, the Paying Agent or the Depositor, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. The Certificate Registrar shall also furnish to the Owner Trustee and the Paying Agent a copy of such list at any time there is a change therein. If (i) three
(3) or more Certificateholders or (ii) one (1) or more Certificateholders evidencing not less than 25% of the Percentage Interests in the Trust Certificates apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived. The Certificate Registrar shall upon the request of the Owner Trustee provide such list, or access to such list, of Certificateholders as contemplated by this Section 3.07.

          Section 3.08 Maintenance of Office or Agency. The Owner Trustee shall designate in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates Wells Fargo Bank, National Association as the office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          Section 3.09 Appointment of Paying Agent. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent initially shall be Wells Fargo Bank, National Association. As Paying Agent, Wells Fargo Bank, National Association shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Wells Fargo Bank, National Association shall be permitted to resign as Paying Agent upon thirty (30) days' prior written notice to the Owner Trustee. In the event that Wells Fargo Bank, National Association shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed hereunder to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.

The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon resignation or removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04, 8.01 and 8.02 shall apply to Wells Fargo Bank, National Association in its role of Paying Agent and Certificate Registrar, for so long as Wells Fargo Bank, National Association shall act as Paying Agent and Certificate Registrar, to the Owner Trustee, if the Owner Trustee is appointed to act as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          Section 3.10  Definitive Trust Certificates. The Trust
Certificates, upon original issuance, will be issued in the form of a typewritten Trust Certificate or Trust Certificates in the form attached hereto as Exhibit A to be delivered to the related Certificateholders, by, or on behalf of, the Trust. Such Trust Certificate or Trust Certificates shall be registered on the Certificate Register in the name of the holder thereof. The Trust Certificates shall be printed, lithographed, typewritten or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

                                  ARTICLE IV

                           ACTIONS BY OWNER TRUSTEE

          Section 4.01 Prior Notice with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders of record as of the preceding Record Date in writing of the proposed action and such Certificateholders specified in Section 4.04 hereof shall not have notified the Owner Trustee in writing prior to the thirtieth (30th) day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

          (a) the initiation of any claim or lawsuit by the Owner Trustee (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Owner Trustee (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

          (b) the election by the Owner Trustee to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

          (c) the amendment of the Indenture by a supplemental indenture or any other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is required;

          (d) the amendment of the Indenture by a supplemental indenture or any other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is not required and such amendment would materially adversely affect the interests of the Certificateholders;

          (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent. Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

          (f) the consent to the calling or waiver of any default of any Basic Document;

          (g) the consent to the assignment by the Indenture Trustee or the Servicer of their respective obligations under any Basic Document, unless permitted in the Basic Documents;

          (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

          (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

          (j) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement or the Basic Documents;

          (k) do any act that conflicts with any other Basic Document;

          (l) do any act that would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;

          (m) confess a judgment against the Trust;

          (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

          (o) cause the Trust to lend any funds to any entity, unless permitted in the Basic Documents; or

          (p) change the Trust's purpose and powers from those set forth in this Trust Agreement.

          In addition, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor and the Servicer.

          The Owner Trustee shall not have the power, except upon the written direction of the Certificateholders pursuant to Section 4.04, and to the extent otherwise consistent with the Basic Documents and permitted by applicable law, to (i) remove or replace the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Owner Trustee or the Trust declared or adjudicated bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Owner Trustee or the Trust,
(iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Owner Trustee or the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a conservator, receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Owner Trustee or the Trust or a substantial portion of the property of the Owner Trustee or the Trust, (vi) make any assignment for the benefit of the Owner Trustee's or the Trust's creditors, (vii) cause the Owner Trustee or the Trust to admit in writing its inability to pay its debts generally as they become due, or (viii) take any action, or cause the Owner Trustee or the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect and to the fullest extent permitted by applicable law, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Owner Trustee or the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Owner Trustee or the Trust. Additionally, the Owner Trustee shall not have the power to commence a Bankruptcy Action without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certification certifying that such Certificateholder reasonably believes that the Trust is insolvent.

          Section 4.02  Action by Certificateholders with Respect to
Certain Matters. The Owner Trustee shall not have the power, except upon the written direction of the Certificateholders, to (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Article VIII thereof, (b) amend the Sale and Servicing Agreement pursuant to Section 10.01(b) of such document, or (c) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

          Section 4.03 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03; nor shall the Owner Trustee be obligated to follow any such direction, if given.

          Section 4.04 Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests in the Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests in the Certificates at the time of the delivery of such notice.

                                   ARTICLE V

                  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

          Section 5.01 Establishment of Trust Account. The Paying Agent shall establish and maintain on behalf of the Trust an Eligible Deposit Account (the "Certificate Distribution

Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The title of the Certificate Distribution Account shall be "Morgan Stanley Auto Loan Trust 2004-HB1: Certificate Distribution Account for the benefit of the Certificateholders."

          The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee, on behalf of the Trust, for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee (or the Depositor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an affiliate thereof) shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) cause the Paying Agent to establish a new Certificate Distribution Account as an Eligible Deposit Account and shall transfer any cash and/or any investments from the account that is no longer an Eligible Deposit Account to such new Certificate Distribution Account.

          Section 5.02 Application of Trust Funds.

          (a) On each Distribution Date, the Paying Agent shall distribute to Certificateholders amounts deposited in the Certificate Distribution Account pursuant to Section 5.06 of the Sale and Servicing Agreement with respect to such Distribution Date.

          (b) On each Distribution Date, the Owner Trustee shall cause the Paying Agent to send to each Certificateholder the statement or statements provided to the Owner Trustee by the Indenture Trustee pursuant to Section
5.07 of the Sale and Servicing Agreement with respect to such Distribution
Date.

          (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this Section. The Owner Trustee and the Paying Agent are hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee or the Paying Agent from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Owner Trustee on behalf of the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee or the Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph.

          (d) Any Holder of a Trust Certificate which is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date such Holder becomes a Holder, so notify the Owner Trustee and the Paying Agent and either (i) provide the Owner Trustee and the Paying Agent with Internal Revenue Service Form W-8BEN, W-8ECI, W-8IMY (including all required attachments thereto) or other similar forms, as appropriate, or (ii) notify the Owner Trustee and the Paying Agent that it is not entitled to an exemption from United States withholding tax or a reduction in the rate thereof on payments of interest. Any such Holder agrees by its acceptance of a Trust Certificate, on an ongoing basis, to provide like certification for each taxable year and to notify the Owner Trustee and the Paying Agent should subsequent circumstances arise affecting the information provided the Owner Trustee in clauses (a) and (b) above. The Owner Trustee and the Paying Agent shall be fully protected in relying upon, and each Holder by its acceptance of a Trust Certificate hereunder agrees to indemnify and hold the Owner Trustee and the Paying Agent harmless against all claims or liability of any kind arising in connection with or related to the Owner Trustee's and the Paying Agent's reliance upon any documents, forms or information provided by any Holder to the Owner Trustee.

          Section 5.03 Method of Payment. Subject to Section 9.01(c), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar and the Paying Agent appropriate written instructions at least five (5) Business Days prior to such Distribution Date or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

          Section 5.04 No Segregation of Moneys; No Interest. Subject to Sections 5.01 and 5.02, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Sale and Servicing Agreement, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

          Section 5.05 Accounting and Reports to Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver (or cause to delivered) to each Certificateholder each Servicer Report delivered to the Owner Trustee pursuant to Section 4.10(b) of the Sale and Servicing Agreement, (c) deliver (or cause to delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including providing a Schedule K-1 to each partner if the Trust is required to be treated as a partnership for federal income tax purposes) to enable each Certificateholder to prepare its federal and state income tax returns, (d) prepare (or cause to be prepared), file (or cause to be filed) such tax returns relating to the Trust (including a partnership information return, IRS Form 1065 if the Trust is required to be treated as a partnership for federal income tax purposes) and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization,
(e) cause such tax returns to be signed in the manner required by law and (f) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Certificateholders. The Owner Trustee or the tax matters partner shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the

Receivables. The Owner Trustee shall not make the election provided under
Section 754 of the Code, if applicable.

          Section 5.06 Signature on Returns; Tax Matters Partner.

          (a) The Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, if any, unless applicable law requires a Certificateholder to sign such documents.

          (b) In the event that the Trust is treated as a partnership for federal income tax purposes, the Depositor shall be designated the initial "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                  ARTICLE VI

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

          Section 6.01 General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Depositor directs with respect to and in accordance with the Basic Documents (except to the extent that this Agreement expressly requires the consent of Certificateholders for such action, in which case the Owner Trustee shall not take such action without such consent).

          Section 6.02 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement.

          Section 6.03 Action upon Instruction.

          (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

          (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic

Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders of record as of the preceding Record Date requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of such Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

          (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders of record as of the preceding Record Date requesting instruction and, to the extent that the Owner Trustee acts in good faith in accordance with any such instruction received or, if instructed not to act, in good faith refrains from acting, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

          Section 6.04 No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility, other than as set forth in Section 6.07, for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Estate.

          Section 6.05 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to any provision of this Agreement.

          Section 6.06 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

          Section 6.07 Administrative Duties.

          (a) The Owner Trustee shall prepare or shall cause the preparation by other appropriate Persons (and such preparation shall not be the responsibility of the Seller, the Depositor, the Indenture Trustee or the Servicer) of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Indenture with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

                    (i) (a) the appointment of a successor Note Registrar and
          (b) giving the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Registrar (Section 2.04);

                    (ii) the delivery to any Holder of a Class D Note and any prospective purchaser designated by such Holder, upon request of such Holder or such prospective purchaser, such information in the possession of the Owner Trustee required by Rule 144A as will enable the resale of such Class D Notes to be made pursuant to Rule 144A (Section 2.04);

                    (iii) the delivery for cancellation of any Note delivered to the Issuer for cancellation, and the direction to destroy or return such Note (Section 2.09);

                    (iv) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.12);

                    (v) the designation of an office in the Borough of Manhattan, City of New York, for registration of transfer or exchange of Notes (Section 3.02);

                    (vi) the preparation of an Issuer Order directing the Paying Agent to deposit with the Indenture Trustee all sums held in trust by such Paying Agent (Section 3.03 and 4.03);

                    (vii) the preparation of an Issuer Order directing the Indenture Trustee to provide notification of any unclaimed monies and repayments (Section 3.03);

                    (viii) upon request, assist in the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

                    (ix) the preparation of all supplements and amendments to the Indenture, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate, including the preparation and filing of any financing statements and continuation statements (Section 3.05);

                    (x) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

                    (xi) the notification of a Event of Servicing Termination or an Additional Event of Servicing Termination under the Sale and Servicing Agreement and, if such Event of Servicing Termination arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement with respect to the Receivables, upon the request of the Indenture Trustee the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

                    (xii) the notification to the Indenture Trustee of (a) the termination of the Servicer and (b) the appointment of a Successor Servicer (Section 3.07(e));

                    (xiii) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

                    (xiv) the duty to take any action as instructed by the Controlling Party to cause the Servicer to comply with Sections 4.10, 4.11, 4.12 and Article VII of the Sale and Servicing Agreement (Section 3.14);

                    (xv) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each default by the Servicer under the Sale and Servicing Agreement (Section 3.18);

                    (xvi) the execution of any further instruments and the performance of any acts reasonably necessary to carry out more effectively the purpose of the Indenture (Section 3.19);

                    (xvii) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of an Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                    (xviii) the preparation, obtaining or filing of instruments, opinions, certificates and other documents required for the release of Collateral (Section 4.04);

                    (xix) upon its actual knowledge of such, the delivery to the Indenture Trustee of written notice in the form of an Officer's Certificate of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of
          Section 5.01 of the Indenture (Section 5.01);

                    (xx) the performance of any lawful action as the Controlling Party may request to compel or secure the performance and observance by The Huntington National Bank, the Seller or the Servicer, as applicable, of each of their obligations to the Issuer in the Basic Documents (Section 5.16);

                    (xxi) upon the request of the Indenture Trustee, provide the Indenture Trustee with the information necessary to deliver to each Noteholder such information as may be reasonably requested to enable such Holder to prepare its United States federal and state and local income or franchise tax returns (Section 6.06);

                    (xxii) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

                    (xxiii) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instructions necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

                    (xxiv) upon its actual knowledge of such, the notification to the Indenture Trustee if and when the Notes are listed on any stock exchange (Section 7.04);

                    (xxv) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Section 8.04 and 8.05);

                    (xxvi) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                    (xxvii) the delivery of new Notes conforming to any supplemental indenture (Section 9.05);

                    (xxviii) the duty to furnish to the Rating Agencies and the Indenture Trustee notice of redemption of Notes, if the Servicer has not previously done so (Section 10.01);

                    (xxix) the duty to notify Noteholders of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

                    (xxx) the preparation and delivery of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

                    (xxxi) the preparation and delivery of all Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

                    (xxxii) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements or requests by the Noteholders with respect to alternate payment and notice provisions (Section 11.05); and

                    (xxxiii) the recording of the Indenture, if applicable (Section 11.13).

          (b) The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof among the Depositor and the Owner Trustee, and the Owner Trustee shall be reimbursed for its other reasonable expenses hereunder in the priority set forth in Section 5.06(b)(ii) and (xi) in the Sale and Servicing Agreement. In performing its duties under Section 5.05 or 6.07, the Owner Trustee shall be entitled to the indemnification provided by the Issuer under Section 8.02 of this Agreement, in the priority set forth in Section 5.06(b)(ii) and (xi) of the Sale and Servicing Agreement.

          (c) It is understood and agreed that the Owner Trustee shall be entitled to engage outside counsel, independent accountants and other experts to assist the Owner Trustee in connection with the performance of its duties set forth in Sections 5.05 and 6.07, including the preparation of all tax reports and returns, securities law filings, Opinions of Counsel and Independent Certificates and the Owner Trustee shall be reimbursed for the expenses of such experts in accordance with the priority set forth in Section 5.06(b)(ii) and (xi) of the Sale and Servicing Agreement. The Owner Trustee shall not be obligated to engage any expert or perform any duty as required under Sections 5.05 and 6.07 for which reimbursement would exceed $1,000 until such amount has been paid to the Owner Trustee, if payment of such reimbursable amount is required of the Owner Trustee prior to the next Distribution Date.

          (d) The Depositor and the Servicer shall furnish to the Owner Trustee from time to time such additional information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. The Note Registrar will furnish or cause to be furnished to the Indenture Trustee and the Owner Trustee at such times as the Indenture Trustee or the Owner Trustee may request in writing, within thirty days after receipt by the Note Registrar of any such request, a list, in such form as the Indenture Trustee or Owner Trustee may reasonably require, of the names and addresses of the Holders of Notes as of a date not more than ten days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished to the Indenture Trustee. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to Sections 4.10, 4.11, 4.12 and 4.14 of the Sale and Servicing Agreement.

          (e) The Owner Trustee shall not be responsible for taking any action with respect to this Section 6.07 unless a responsible officer in the Corporate Trust Administration Department of the Owner Trustee has actual knowledge or has received written notice of the need to take such action.

          (f) The rights and protections afforded to the Owner Trustee pursuant to Article VII of this Agreement shall also be afforded to the Owner Trustee with respect to the performance of its administrative duties under this Section 6.07.

                                 ARTICLE VII

                         CONCERNING THE OWNER TRUSTEE

          Section 7.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee, in its individual capacity, shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a Trust Officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Depositor or any Certificateholder;

          (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee, in its individual capacity, shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any

Certificateholder, other than as expressly provided for herein or expressly agreed to in the other Basic Documents;

          (f) the Owner Trustee shall not be responsible for monitoring the performance of, and shall not be liable for the default or misconduct of the Depositor, the Servicer, the Indenture Trustee or any other Person under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Depositor or the Servicer under the Sale and Servicing Agreement; and

         (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security, in its individual capacity, or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee, in its individual capacity, therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

          Section 7.02. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

          Section 7.03. Representations and Warranties. The Owner Trustee, in its individual capacity, hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

          (a) It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and the Basic Documents, and this Agreement and the Basic Documents will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement and the Basic Documents on its behalf.

          (c) Neither the execution or the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

          (d) It is a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) time deposits that are rated at least "A-1" by Standard & Poor's and "P-1" by Moody's or who is otherwise acceptable to each Rating Agency.

          Section 7.04. Reliance; Advice of Counsel.

          (a) The Owner Trustee (either in its individual capacity or as Owner Trustee) shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted reasonably and in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any Basic Document.

          Section 7.05. Not Acting in Individual Capacity. Except as expressly provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

          Section 7.06. Owner Trustee Not Liable for Trust Certificates or for Receivables. The recitals contained herein and in the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. Except as set forth in Section 7.03, the Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any

Receivable or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

          Section 7.07. Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

          Section 7.08. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of, or the giving of notice to, or the registration with, or the taking of any other action in required by, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by Wilmington Trust Company or the Owner Trustee; or
(iii) subject Wilmington Trust Company or the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Trust under Section 8.01 of this Agreement) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional trustee pursuant to Section 10.05 hereof to proceed with such action.

          Section 7.09. Paying Agent, Certificate Registrar and Authenticating Agent. The rights and protections afforded to the Owner Trustee pursuant to this Article VII and Sections 8.02, 10.02, and 10.03 shall also be afforded to the Paying Agent, authenticating agent and Certificate Registrar.

                                 ARTICLE VIII

                         COMPENSATION OF OWNER TRUSTEE

          Section 8.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be reimbursed for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder, in the priority set forth in Section 5.06(b) in the Sale and Servicing Agreement.

          Section 8.02. Indemnification. The Trust shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Trust shall not be liable for or required to indemnify an Indemnified Party from or against Expenses arising or resulting from (i) the willful misconduct, gross negligence or bad faith of the Owner Trustee or (ii) the inaccuracy of a representation or warranty made by the Owner Trustee in
Section 7.03. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Indemnified Party's choice of legal counsel shall be subject to the approval of the Trust, which approval shall not be unreasonably withheld.

          Section 8.03. Payments to the Owner Trustee. Any amounts paid pursuant to this Article VIII shall be payable solely in the priority set forth in Sections 5.06(b)(ii) and 5.06(b)(xi) of the Sale and Servicing Agreement and shall be deemed not to be a part of the Trust Estate immediately after such payment.

                                  ARTICLE IX

                        TERMINATION OF TRUST AGREEMENT

          Section 9.01. Termination of Trust Agreement.

          (a) This Agreement (other than Article VIII) shall terminate and the Trust shall terminate and dissolve and be of no further force or effect upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture,
Article V of the Sale and Servicing Agreement and the Statutory Trust Statute. Any money or other property held as part of the Owner Trust Estate following such distribution shall be distributed to the Depositor. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) This Agreement and the Trust are irrevocable. Except as provided in Section 9.01(a) and in this Section 9.01(b), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust or this Agreement.

          (c) Notice of any termination of the Trust, specifying the Distribution Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 9.01 of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to
Section 5.02.

          In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor, subject to applicable escheat laws.

          (d) Upon the winding up of the Trust in accordance with the Statutory Trust Statute (including, without limitation, the reasonable provision for payment of all obligations of the Trust in accordance with
Section 3808(e) of the Statutory Trust Statute), the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Statutory Trust Statute and thereupon the Owner Trust and this Agreement (other than Article VIII) shall terminate.

                                  ARTICLE X

            SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

          Section 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of
Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) time deposits that are rated at least "P-1" by Moody's and at least "A-1" by Standard & Poor's, or which is otherwise acceptable to each Rating Agency. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

          Section 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Indenture Trustee and the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee, provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

          If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

          Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

          Section 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.01 or 10.02 shall execute, acknowledge and deliver to the Depositor, the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

          No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible as a successor Owner Trustee pursuant to Section 10.01.

          Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Depositor shall mail notice thereof to all Certificateholders, the Servicer, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Depositor shall fail to mail such notice within ten (10) days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Trust.

          Any successor Owner Trustee appointed pursuant to this Section 10.03 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

          Section 10.04. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to
Section 10.01; and provided further, that the Owner Trustee shall mail notice of such merger or consolidation to each Rating Agency; and provided, further, that such successor Owner Trustee shall file an amendment to the Certificate of Trust as described in Section 10.03.

          Section 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Financed Vehicle may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

          Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (c) the Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

          Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                  ARTICLE XI

                                 MISCELLANEOUS

          Section 11.01. Supplements and Amendments. This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to each Rating Agency, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by the satisfaction of the Rating Agency Condition with respect to such amendment, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

          This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to each Rating Agency, with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Percentage Interests in the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the aforesaid Percentage Interests in the Certificates required to consent to any such amendment, without the consent of the Holders of all then-outstanding Notes and Certificates.

          Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders or Noteholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

          Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent (if any) to such amendment specified in this Agreement have been met. The

Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

          Section 11.02. No Legal Title to Trust Estate in Certificateholders. Neither the Depositor nor the Certificateholders shall have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their undivided ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

          Section 11.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Paying Agent, the Certificate Registrar and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          Section 11.04. Notices.

          (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by first-class mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to Morgan Stanley ABS Capital II Inc., addressed to 1585 Broadway, New York, New York 10036 (fax no.: (212) 761-0782), Attention: Jack Kattan, with a copy to Michelle Wilke at 1585 Broadway, New York, New York 10036 (fax no.: (212) 762-9224); if to Wells Fargo Bank, National Association, addressed to Wells Fargo Bank, National Association, Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, MN 55479 (fax no.: (612) 667-3464),
Attention: CTS/Asset Backed Securities, Morgan Stanley Auto Loan Trust 2004-HB1; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. A copy of any such notice shall also be mailed to the Servicer, addressed to The Huntington National Bank, 41 South High Street - HC0716 Columbus, OH 43287, Attention:
Timothy R. Barber.

          (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

          Section 11.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 11.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 11.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor and its permitted assignees, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

          Section 11.08. Covenants of the Depositor. The Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the other Basic Documents.

          Section 11.09. No Petition. The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

          Section 11.10. No Recourse. Each Certificateholder by accepting a Trust Certificate acknowledges that such Trust Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

          Section 11.11. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 11.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Trust Certificate Transfer Restrictions. The Trust Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or Similar Law, (ii) a plan described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or

Similar Law or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Trust Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

          Section 11.13. Sarbanes-Oxley. Notwithstanding anything contained herein or in any other Basic Document to the contrary, the Owner Trustee shall not be required to execute, deliver or certify on behalf of the Trust or any other Person any filings, certificates, affidavits or other instruments (including, without limitation, any Sarbanes-Oxley Certification) required under the Sarbanes-Oxley Act of 2002.

          Section 11.14. Acceptance of Terms of Agreement. The receipt and acceptance of a Trust Certificate by a Certificateholder, without any signature or further manifestation of assent, shall constitute the unconditional acceptance by the Certificateholder of all the terms and provisions of this Agreement, and shall constitute the agreement of the Certificateholder that the terms and provisions of this Agreement shall be binding, operative and effective as between the Owner Trustee and the Certificateholder.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                 MORGAN STANLEY ABS CAPITAL II INC.,
                                 as Depositor


                                 By: /s/ Jack Kattan
                                    ------------------------------------------
                                    Name:  Jack Kattan
                                    Title:  Vice President


                                 WILMINGTON TRUST COMPANY,
                                 as Owner Trustee


                                 By: /s/ Kathleen A. Pedelini
                                    ------------------------------------------
                                    Name:  Kathleen A. Pedelini
                                    Title:  Financial Services Officer

WELLS FARGO BANK,
NATIONAL ASSOCIATION, solely
  for the purposes of accepting
  the appointment to act as
  Certificate Registrar pursuant
  to Section 3.04, (ii) the
  appointment to act as Paying
  Agent pursuant to Section 3.09,
  and (iii) the designation of
  its office pursuant to Section 3.08

By:  /s/ Marianna C. Stershic
   ----------------------------------
   Name:  Marianna C. Stershic
   Title:  Vice President

                                   EXHIBIT A

                           FORM OF TRUST CERTIFICATE

          THIS TRUST CERTIFICATE IS SUBORDINATE TO THE NOTES, AS SET FORTH IN THE SALE AND SERVICING AGREEMENT.

          THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, TRANSFER OF THIS TRUST CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 2.04 OF THE INDENTURE AND SECTION
3.04 OF THE TRUST AGREEMENT. BY ITS ACCEPTANCE OF THIS TRUST CERTIFICATE, THE HOLDER OF THIS TRUST CERTIFICATE IS DEEMED TO REPRESENT TO THE DEPOSITOR THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (A "QIB"), AS SUCH TERM IS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") AND IS ACQUIRING THIS TRUST CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS)."

          "NO SALE, PLEDGE OR OTHER TRANSFER OF A TRUST CERTIFICATE SHALL BE MADE UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS (I)(A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) FOR SO LONG AS THE TRUST CERTIFICATES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT TO A PERSON THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR
(C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND (II) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS TRUST CERTIFICATE SHALL BE DEEMED TO MAKE THE FOREGOING REPRESENTATIONS. THE DEPOSITOR MAY REQUIRE AN OPINION OF COUNSEL TO BE DELIVERED TO IT IN CONNECTION WITH ANY TRANSFER OF THE TRUST CERTIFICATES PURSUANT TO CLAUSES (A) OR (C) ABOVE."

          BY ITS ACCEPTANCE OF THIS TRUST CERTIFICATE, THE HOLDER AND ANY SUBSEQUENT TRANSFEREE IS DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF ANY (A) EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO TITLE I OF ERISA OR SIMILAR LAW, (B) PLAN (AS DEFINED IN SECTION 4975(E)(1) OF THE CODE) THAT
IS SUBJECT TO SECTION 4975 OF THE CODE OR SIMILAR LAW, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS, OR (C) ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY, INCLUDING,

WITHOUT LIMITATION, AS APPLICABLE, AN INSURANCE COMPANY GENERAL
ACCOUNT (AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60).

          THIS TRUST CERTIFICATE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.

NUMBER R-___                                      PERCENTAGE INTEREST:  [  ]%

          MORGAN STANLEY AUTO LOAN TRUST 2004-HB1 CERTIFICATE evidencing a fractional undivided beneficial interest in the Trust, as defined below, the property of which consists of: (1) all interest, principal, and any other amounts received on or with respect to each of the Receivables after the Cut-Off Date; (2) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles; (3) all other security interests or other property interests created by or constituting each Receivable; (4) all of the Depositor's rights with respect to each Receivable and the documentation relating to the Receivables, including, without limitation, all rights under the VSI Policy with respect to such Receivable and the contents of each Receivable File, including, without limitation, all of the Depositor's enforcement and other rights under the UCC and other Applicable Law; (5) rebates of premiums on insurance policies and all other items financed as part of the Receivables in effect as of the Cut-Off Date, including but not limited to, service warranties; (6) all Servicing Rights with respect to, and all proceeds of and rights to enforce, any of the foregoing, including, without limitation, any Insurance Proceeds and Liquidation Proceeds; (7) all of the Depositor's rights (but not its obligations) under the Assignment, Assumption and Recognition Agreement; (8) all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon); (9) all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to any and all of the foregoing; and (10) the proceeds of any and all of the foregoing.

          THIS TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR AN OBLIGATION OF MORGAN STANLEY ASSET FUNDING, INC., MORGAN STANLEY ABS CAPITAL II INC. OR ANY OF THEIR RESPECTIVE AFFILIATES.

          THIS CERTIFIES THAT ________________ is the registered owner of a ____% PERCENT nonassessable, fully paid, undivided percentage interest in MORGAN STANLEY AUTO LOAN TRUST 2004-HB1, a Delaware statutory trust (the "Trust"), formed by MORGAN STANLEY ABS CAPITAL II INC., a Delaware corporation (the "Depositor").

          The Trust was created pursuant to a Trust Agreement amended and restated as of March 31, 2004 (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement"), between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement dated as of March 31, 2004 (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement"), among the Trust, the Depositor, Morgan Stanley Asset Funding, Inc., as Seller, The Huntington National Bank, as Servicer and Wells Fargo Bank, National Association, as Indenture Trustee.

          This Trust Certificate is one of the duly authorized Trust Certificates designated as "Asset Backed Certificates" (herein called the "Trust Certificates"). Also issued under an

Indenture dated as of March 31, 2004 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), between the Trust and Wells Fargo Bank, National Association, as indenture trustee, are the classes of Notes designated as "1.33% Asset Backed Notes, Class A-1," "1.92% Asset Backed Notes, Class A-2," "2.64% Asset Backed Notes, Class A-3," "3.33% Asset Backed Notes, Class A-4," (collectively, the "Class A Notes"), "3.05% Asset Backed Notes, Class B" (the "Class B Notes"), "2.88% Asset Backed Notes, Class C" (the "Class C Notes") and "5.50% Asset Backed Notes, Class D" (the "Class D Notes" and together with the Class A Notes, the Class B Notes and the Class C Notes, the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Trust Certificate by virtue of its acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust consists of the Conveyed Assets. The rights of the Certificateholders are subordinate to the rights of the Noteholders, as set forth in the Sale and Servicing Agreement.

          Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing on June 15, 2004, to the Person in whose name this Trust Certificate is registered on the last day of the immediately preceding month (the "Record Date"), such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date.

          The Holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinate to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

          It is the intent of the Depositor and the Certificateholders that, solely for income and franchise tax purposes : (1) if there is one beneficial owner of the Trust Certificates, the Trust shall be treated as either a grantor trust or as a disregarded entity, and (2) if there is more than one beneficial owner of the Trust Certificates, the Trust shall be treated as a grantor trust (or to the extent required, as a partnership) for income and franchise tax purposes. A Certificateholder, by its acceptance of a Trust Certificate, agrees to treat, and to take no action inconsistent with such treatment of the Trust.

          A Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, the Owner Trustee or the Trust, or join in any institution against the Depositor, the Owner Trustee or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.
          Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee or the Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon.

          Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner

Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency designated for that purpose by the Owner Trustee in the Borough of Manhattan, The City of New York.

          Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or the authenticating agent, by manual signature, this Trust Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

          THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Certificate to be duly executed.

                                     WILMINGTON TRUST COMPANY, not in
                                     its individual capacity but solely
                                     as Owner Trustee of MORGAN STANLEY AUTO
                                     LOAN TRUST 2004-HB1



Dated:  [  ], 2004                   By:
                                         -------------------------------------
                                         Authorized Signatory

                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY,         or             WILMINGTON TRUST COMPANY,
   as Owner Trustee                              as Owner Trustee

                                                 By:  [INDENTURE TRUSTEE],
                                                      as Authenticating Agent


By:                                              By:
   -----------------------------------              --------------------------
         Authorizing Agent                             Authorizing Agent

                        [REVERSE OF TRUST CERTIFICATE]

          The Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee in its individual capacity or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

          The Trust Agreement permits, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee, with prior written notice to each Rating Agency, with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Percentage Interests in the Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders. Any such consent by the Holder of this Trust Certificate shall be conclusive and binding on such Holder and on all future Holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Trust Certificates.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar designated by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wells Fargo Bank, National Association.

          Except as provided in the Trust Agreement, the Trust Certificates are issuable only as registered Trust Certificates without coupons in minimum denominations of one percent Percentage Interest. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

          The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust Estate. The Servicer of the Receivables and, under certain circumstances, Certificateholders, may at their option purchase the Trust Estate at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Trust Certificates; provided, however, that such right of purchase is exercisable only as of the Determination Date as of which the Pool Balance is less than or equal to 10% of the Initial Pool Balance.

          The Trust Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or Similar Law, (b) a plan described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or Similar Law or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                       PLEASE INSERT SOCIAL SECURITY OR
                     OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee) the within Trust Certificate, and all rights thereunder, and hereby irrevocably constitutes and appoints ____________, attorney, to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                                                                        */
                                      ---------------------------------------
                                               Signature Guaranteed:


                                                                              */
                                      ---------------------------------------
_______________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT B

                        FORM OF TRANSFEROR CERTIFICATE

                                                               [DATE]


Wilmington Trust Company,
as Owner Trustee
Rodney Square North
110 North Market Street
Wilmington, Delaware  19890-0001
Attention:  Corporate Trust Administration

Wells Fargo Bank, National Association
Sixth and Marquette Avenue
MAC N9311-161
Minneapolis, MN 55479
Attention:  CTS/Asset Backed Securities Administration

Morgan Stanley Auto Loan Trust 2004-HB1
Morgan Stanley ABS Capital II Inc.
1585 Broadway
New York, NY  10036
Attention:  Jack Kattan, with a copy to Michelle Wilke

                  Re:  Morgan Stanley Auto Loan Trust 2004-HB1

Ladies and Gentlemen:

          In connection with our disposition of the Asset Backed Certificates (the "Trust Certificates") issued by the referenced trust (the "Trust") we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Trust Certificates to, or solicited offers to buy any Trust Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Securities Act.

                                                 Very truly yours,

                                                 [NAME OF TRANSFEROR]


                                                 By:
                                                    --------------------------
                                                      Authorized Officer

                                   EXHIBIT C

                           FORM OF INVESTMENT LETTER

                                                          [DATE]

Wilmington Trust Company,
as Owner Trustee
Rodney Square North
110 North Market Street
Wilmington, Delaware  19890-0001
Attention:  Corporate Trust Administration

Wells Fargo Bank, National Association
Sixth and Marquette Avenue
MAC N9311-161
Minneapolis, MN 55479
Attention:  CTS/Asset Backed Securities Administration

Morgan Stanley Auto Loan Trust 2004-HB1
Morgan Stanley ABS Capital II Inc.
1585 Broadway
New York, NY  10036
Attention:  Jack Kattan, with a copy to Michelle Wilke

                  Re:  Morgan Stanley Auto Loan Trust 2004-HB1

Ladies and Gentlemen:

          In connection with our proposed purchase of a ____% percentage interest in the Asset Backed Certificates (the "Trust Certificates") of Morgan Stanley Auto Loan Trust 2004-HB1 (the "Issuer"), we confirm that:

          1. We understand that the Trust Certificates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Trust Certificates are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and (y) that such Trust Certificates may be resold, pledged or transferred only (i) to the Depositor, (ii) so long as such Trust Certificate is eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe after due inquiry is a "qualified institutional buyer" as defined in Rule 144A, acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers") to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (iii) in a sale, pledge or other transfer made in a transaction otherwise exempt from the registration requirements of the Securities Act, in which case the Owner Trustee shall require that both the prospective transferor and the prospective transferee certify to the Owner Trustee or the Certificate Registrar and the Depositor in writing the facts surrounding such transfer, which certification shall be in form and substance satisfactory to the Owner Trustee and the Depositor. Except in the case of a transfer described in clauses (i) or (iii) above, the Owner Trustee shall require that a written opinion of counsel (which will not be at the expense of the Depositor, any affiliate of the Depositor, the Owner Trustee or the Certificate Registrar) satisfactory to the Owner Trustee or the Certificate Registrar and the Depositor be delivered to the Owner Trustee or the Certificate Registrar and the Depositor to the effect that such transfer will not violate the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. We will notify any purchaser of the Trust Certificates from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Trust Certificates by us that the Depositor and the Owner Trustee may request, and if so requested we will furnish such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

          2. We are a "qualified institutional buyer" as defined under Rule 144A under the Securities Act and are acquiring the Trust Certificates for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). We are familiar with Rule 144A under the Securities Act and are aware that the seller of the Trust Certificates and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          3. We are not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or Similar Law, (ii) a plan described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or Similar Law or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). We hereby acknowledge that no transfer of any Trust Certificate shall be permitted to be made to any person unless the Owner Trustee has received a certificate from such transferee to the effect of the preceding sentence.

          4. We understand that the Depositor, the Owner Trustee, the Issuer, Morgan Stanley & Co. Incorporated and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we agree that if any of the acknowledgments, representations and warranties deemed to have been made by us by our purchase of the Trust Certificates, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Depositor, the Owner Trustee and Morgan Stanley & Co. Incorporated.

          5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                             Very truly yours,

                                             [NAME OF PURCHASER]

                                             By:
                                                ------------------------------
                                                Name:
                                                Title:
Date:
     ----------------------------